UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 6, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)


               DELAWARE                   000-51290           52-1841431
    ------------------------------------------------------------------------
     (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)              File Number)    Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


                                 (914) 606-3500
              (Registrant's telephone number, including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

      On April 9, 2007, the registrant, EpiCept Corporation (the "Company") announced that a private placement and standby equity distribution agreement were approved by the stockholders at a special meeting held Friday, April 6, 2007.

      This special meeting was called to seek stockholder approval of the sale and issuance, in a private placement on December 22, 2006 to certain investors, of 6,883,565 shares of our common stock at a price of $1.46 per share, and warrants to purchase up to an additional 3,441,786 shares of our common stock at an exercise price of $1.47 per share, in exchange for aggregate gross proceeds payable to the Company of $10 million excluding any proceeds from exercise of the warrants, as well as the issuance, from time to time of up to 19.9% of our common stock at a discount to the then current market price pursuant to a Standby Equity Distribution Agreement with Cornell Capital Partners, L.P., in exchange for aggregate gross proceeds payable to the Company of up to $15 million.

      Out of 25,508,830 shares of common stock eligible to vote, greater than 50% were voted by proxy constituting a quorum. Of the shares voted, 98.6%, voted to approve the transactions. Stockholder approval of these transactions satisfies a Nasdaq Listing Qualifications Panel requirement for continued listing on The Nasdaq Capital Market.

      A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

             99.1 Press release of EpiCept Corporation, dated April 9, 2007, announcing Stockholder Approval of the Private Placement and Standby Equity Distribution Agreement.













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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EPICEPT CORPORATION


                                                    /s/ Robert W. Cook
                                                  ------------------------------
                                                  Name:  Robert W. Cook
                                                  Title: Chief Financial Officer

Date:  April 9, 2007
















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1 Press release of EpiCept Corporation, dated April 9, 2007, announcing Stockholder Approval of the Private Placement and Standby Equity Distribution Agreement.

























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